Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
In January 2022, Euronav took delivery of two newbuilding Suezmaxes, Cedar (2022 – 157,310 dwt) and Cyprus (2022 – 157,310 dwt), which have been purchased in February 2021.

The VLCCs Nucleus, Neptun and Navarin have been redelivered in the first quarter of 2022. Under the leaseback agreement there was a seller's credit of $4.5 million per vessel (see Note 20). A capital gain of $13.5 million has been recognized in the consolidated statement of profit or loss in the first quarter of 2022.

On March 18, 2022, the Company announced that the Financial Supervisory Authority of Norway has approved the base prospectus with appendices prepared by Euronav Luxembourg S.A. (“Euronav Luxembourg”) in connection with the listing on the Oslo Stock Exchange of Euronav Luxembourg’s $200 million senior unsecured bonds, due September 2026. The $200 million senior unsecured bonds, issued by Euronav Luxembourg and guaranteed by the Company, are listed on the Oslo Stock Exchange as of March 22, 2022.

Recent developments in the Ukraine region and continuing conflicts in the Middle East have contributed to further economic instability in the global financial markets and international commerce. At the time of writing this report outcome was not clear and the Company acknowledges that any escalations between the North Atlantic Treaty Organization countries and Russia could result in retaliation from Russia that could potentially affect the shipping industry.

Beginning February 2022, President Biden and several European leaders announced various economic sanctions against Russia in connection with the aforementioned conflict in the Ukraine region, which may adversely impact our business, given Russia’s role as a major global exporter of crude oil and natural gas. Our business could also be adversely impacted by trade tariffs, trade embargoes or other economic sanctions that limit trading activities by the United States or other countries against countries in the Middle East, Asia or elsewhere as a result of terrorist attacks, hostilities or diplomatic or political pressures.

On March 8, 2022, President Biden issued an executive order prohibiting the import of certain Russian energy products into the United States, including crude oil, petroleum, petroleum fuels, oils, liquefied natural gas and coal. Additionally, the executive order prohibits any investments in the Russian energy sector by US persons, among other restrictions.

The invasion and subsequent war between Russia and Ukraine will impact our business in the following areas:

Freight rates – due to the self-sanctioning being performed by oil traders, refiners, and shippers of Russian petroleum products, the market has gone longer tonnage and shorter cargoes. This has put pressure on freight rates in the VLCC and Suezmax segments as there are now more ships than cargoes available in the market in the short term. The longer term prognosis is that ton miles may increase due to the adjustment of trade flows to compensate refineries and markets for the lack of Russian oil flows, as well as an increase in a sanction fleet tonnage to move the required Russian oil cargoes from the west to markets in the east. The Company has suspended its operations with Russian customers which represents an insignificant portion of the Company’s turnover (below 5%).

Bunker Fuel Cost – due to the risk within the market, and the self-sanctioning of Russian oil flows, the price of marine fuels has increased and will continue to be high for the foreseeable future. This is due to Russia supplying bunker markets with 20% of the global fuel demand in HSFO, VLSFO and MGO markets. These price increases will negatively impact the cost structure of the vessels making it more expensive to ship freight on long haul voyages. The spread between HSFO and VLSFO was at a high level pre-invasion, but has begun to correct as the removal of Russian origin HSFO from the market has begun to tighten up supplies in Europe and in the Mediterranean.

The Company acknowledges that Cybersecurity risks have increased by taking appropriate mitigating actions.

Crew issues – as we do have officers and crew that are from Russia and Ukraine, the current conflict makes the ability to perform regular crew changes problematic, as travel may not be available, nor the ability to repatriate a crew member to his or her home. This could impact the smooth operations of vessels as new officers and crews are sourced which may not have the familiarity of the vessel that they are joining. This could result in an extra crew cost on a yearly basis of approximately $500,000.

Going forward, it remains difficult to estimate the future impact of this war situation in the economies where we are active, and hence difficult to quantify the impact these factors might have on our financial results.
On April 7, 2022, the Company announced that Euronav (EURN) and Frontline (FRO) have signed a term sheet that has been unanimously approved by their Supervisory Board and Board of Directors, respectively, on a potential stock-for-stock combination between the two companies, based on an exchange ratio of 1.45 FRO shares for every EURN share resulting in Euronav and Frontline shareholders owning approximately 59% and 41%, respectively, of the combined group. The combination remains subject to agreement on a transaction structure, confirmatory due diligence, agreement on the terms and conditions of the potential combination agreement, applicable board, shareholder, customer, lender and/or regulatory approvals, employee consultations and other customary completion conditions.